Exhibit 10.80

AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 2 (this “Amendment”) is made as of the 17th day of July, 2002, by and between Immunex Corporation, a Washington corporation (“Seller”), and Schering Aktiengesellschaft, a stock corporation organized under the laws of The Federal Republic of Germany (“Purchaser”).

WITNESSETH

WHEREAS, in accordance with Section 7.3 of the Asset Purchase Agreement, dated as of May 2, 2002, by and between Seller and Purchaser (as amended by Amendment No. 1 to the Asset Purchase Agreement, dated as of June 25, 2002, the “Agreement”), the parties hereto desire to amend the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises, covenants, representations and warranties contained herein, the parties hereto, intending to be legally bound, agree as follows:

SECTION 1.  Definitions.    Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Agreement, as amended hereby.

SECTION 2.  Amendments to the Agreement.    The Agreement is hereby amended as follows:

(a)  Section 1.1(a)(viii) of the Seller Disclosure Letter is hereby amended by adding a new item 12 thereunder as follows: “Agreement, dated as of March 1, 1994, between Behringwerke AG and Immunex Corporation”.

(b)  Section 1.1(c) of the Seller Disclosure Letter is hereby amended by adding a new item 64 thereunder as follows: “Agreement, dated as of March 1, 1994, between Behringwerke AG and Immunex Corporation”.

(c)  Section 2.1(a)(iii) of the Seller Disclosure Letter is hereby amended by adding the following item thereto: “Revco -70C chest freezer, model #ULT740ANR, serial #XY1756A, Abbott K #K4269”.

(d)  Section 3.8(a)(iv) of the Seller Disclosure Letter is hereby amended by adding a new item 8 thereunder as follows: “Agreement, dated as of March 1, 1994, between Behringwerke AG and Immunex Corporation”.

(e)  Section 2.1(a)(iv) of the Seller Disclosure Letter is hereby amended by inserting the following new assigned trademark under the table “Assigned Trademarks”:

United States	Positive Directions	N/A	N/A

(f)  Exhibit C to the Agreement is hereby amended by inserting the following new assigned trademark under the table “Assigned Trademarks” in Attachment I to Exhibit C:

United States	Positive Directions	N/A	N/A

(g)  Exhibit F to the Agreement is hereby amended by deleting Annexes A and B thereto and substituting therefor Annex A and Annex B attached hereto as Appendix A.

SECTION 3.  Effect.    Except as expressly set forth herein, the Agreement shall remain in full force and effect in all respects. This Amendment shall be deemed to be part of the Agreement for all purposes, including Article IX of the Agreement.

SECTION 4.  Descriptive Headings.    The descriptive headings herein are inserted for convenience only and are not intended to be part of or to affect the meaning or interpretation of this Amendment.

SECTION 5.  Counterparts.    This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other party.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

IMMUNEX CORPORATION

By:	/s/ EDWARD V. FRITZKY
Edward V. Fritzky Chief Executive Officer

SCHERING AKTIENGESELLSCHAFT

By:	/s/ HORST KRUEGER
Horst Krueger General Counsel

By:	/s/ NICHOLAS VON BEHR
Nicholas von Behr Legal Counsel

Appendix A

ANNEX A

Transition Service	Max Period	Max Hours/Month	Contact Person (Purchaser/Seller)
Human Resources/Payroll
— Transition support of payroll, benefits and compensation information	3 months	60	— J. Wayne (Berlex)/ Nancy Bruce (Immunex)
Process Development & Mfg:
— Transition support of process development and manufacturing activities	3 months	40	— Dave Carlson (Berlex)/Brent Willems and Jim Thomas (Immunex)
Quality Assurance/Quality Control:
— Transition support for raw materials and acquisition and handling	3 months	20	— M. Graham, G. Oliarnyk (Berlex)/Ken Riker (Immunex)
— Transition support for in-process testing and final batch release	3 months	20	— M. Graham, G. Oliarnyk (Berlex)/Maija Sorenson and Annette Vahratian (Immunex)
Customer Contracts:
— Support transition of customer contracting through contract discussion with management personnel	3 months	80	— R. Graybill (Berlex) and R. Crandall (Berlex)/Michael Ambieli and Joyce Golden (Immunex)

Transition Service	Max Period	Max Hours/Month	Contact Person (Purchaser/Seller)
Marketing:
— Support for all existing and ongoing market research studies, forecast databases, and competitive intelligence databases	1 month	60	— Nancy Burns (Berlex)/ Tyler Ellison (Immunex)
— Support for all sales training programs	1 month	80	— Rob Crandall (Berlex)/ Michael Casarella (Immunex)
Sales:
— Support transition of chargeback processing to Purchaser	3 months	15	— R. Graybill (Berlex), R. Crandall (Berlex), A. Santini (Berlex) /Kendall Stever (Immunex)

Transition Service	Max Period	Max Hours/Month	Contact Person (Purchaser/Seller)
Clinical:
— Support transfer of clinical study management to Purchaser for Crohn’s clinical study and progress study in colorectal cancer	3 months	125	— Dr. E. Bradley and M. Gilbert (Berlex)/Anne Trench, A. Rubin, M. Bisom, and C. Foerder (Immunex)

— Consultation and support of ProTrack database

— Oversight of transfer/installation of controlled records only if requested

— Consultation/advisory service for records systems

— PPD support to process and forward misdirected clinical specimens to central lab

— PPD consulting support for GLP assays

Transition Service	Max Period	Max Hours/Month	Contact Person (Purchaser/Seller)
Safety Reporting:
— Support transfer of adverse experience reporting and analysis and maintenance of case data and data files	3 months	100	— Dr. H. Krenz (Berlex)/Wayne Jack Wallis (Immunex)

— ARISg data entry as needed to input incoming AE’s

— Reviewer support for AE coding, determination of drug relationship, follow-up, and case-transfer to Berlex safety surveillance
Regulatory:
— Support transfer of regulatory and government filing maintenance	3 months	40	— T. Bourdakis (Berlex) /Lisa Brown (Immunex)
Commercial Distribution
— Finished goods warehousing and distribution	1 month	N/A	— I. Arshen (Berlex) and J. Vineis (Berlex) / Rich Gaeto (Immunex)
Finance:
— Consultation services for general accounting, cost accounting, account analysis, month end closing and SAP (FI/CO, etc.)	3 months	100	— J. Zitelli, J. Gould, L. Wayne (Berlex)/ Kendall Stever, Janet Kautz (Immunex)

Transition Service	Max Period	Max Hours/Month	Contact Person (Purchaser/Seller)
Information Technology
— Provision of information about the existing IT environment, day-to-day operation of the IT system relating to LEUKINE and technical support for database transfer	3 months	30	— Dr. B. Spiegel (Berlex) and J. Gould (Berlex)/Carl March (Immunex)
Software Applications
—  Access to and consultation services relating to the operation and transfer of content of the Systems (as defined in Annex C) as they relate to LEUKINE and the Business (as more fully described in Annex C)
	9 months	That number of hours required based on the commercially reasonable efforts of Seller to achieve the objectives as set forth in Annex C	— G. Oliarnyk, C. Brochard and Dr. B. Spiegel (Berlex) / Carl March(Immunex)

MONTHLY FEE FOR SELLER SERVICES (Month 1)	=	$110,625
MONTHLY FEE FOR SELLER SERVICES (Months 2-3)	=	$78,125

Seller Transition Coordinator

Name: Neil McDonnell
Telephone: 206-587-0430

ANNEX B

Transition Service	Max Period	Max Hours	Contact Person
Software Applications
Access to and consultation services related to the operation and transfer of content of the Systems (as more fully described in Annex C)	9 months	That number of hours required based on the commercially reasonable efforts of Purchaser to achieve the objectives as set forth in Annex C	— G. Oliarnyk, C. Brochard and Dr. B. Spiegel (Berlex) / Carl March (Immunex)

MONTHLY FEE FOR PURCHASER SERVICES     =    $0

Purchaser Transition Coordinator

Name: Henrik Jochens
Telephone: 510-669-4629